Exhibit 32.1


                        View Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of View Systems, Inc. certifies (the "Company") pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(A) the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2004 fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(B) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   November 12, 2004                /s/ Gunther Than
                                         ____________________________________
                                         Gunther Than
                                         Chief Executive Officer
                                         Principal Financial Officer